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Dear Shareholder:

   We are pleased to present the quarterly report for The Italy Fund Inc. ("Fund") for the nine months ended October 31, 1998. As of that date, the Fund's total net assets were approximately $153 million, and the Fund's net asset value ("NAV") per share was $16.11, down 10.6% for the quarter. This performance compares to the 13.5% decline over the same time period in the BCI Index (Banco Commerciale Italiana), a widely followed Italian index that includes all listed securities on the Milan Stock Exchange. For the nine months ended October
31, 1998, the Fund returned 11.18% on NAV versus a return of 16.11% for the BCI Index during the same period.

   In an effort to reduce the Fund's discount to market value, the Board of Directors authorized a stock repurchase program. To date, the Fund has repurchased 82,475 shares in the open market. The Fund intends to repurchase shares of its stock at such times and prices and in such amounts as is deemed advisable. There can be no assurance that the Board of Directors will continue this program.

Political Overview

   Former Premier Romano Prodi's coalition government (Italy's 55th since World War II) was toppled when the minority Communist party withdrew their support of the government in a dispute over the 1999 budget bill, and was replaced by left wing Democrat Massimo D'Alema. However, as a result of the exit from the majority of the Communist Refoundation Party, and the entry of the UDR, a party chaired by the ex-Christian Democrat Cossiga, the newly formed D'Alema government is moving more to the center of the political spectrum. Italy's new government is expected to address crucial issues such as institutional reforms, and continue the pursuit of economic turnaround, in line with the former Prodi government.

Economic Overview

   In our opinion, this has been one of the most challenging quarters (and years) in recent memory for both money managers and investors. The sharp deterioration of the world's financial markets, the decline of the U.S. dollar against many European currencies and the seeming inability of many global policy-makers to restore confidence led to a near panic in all of Europe's stock markets in August and September of 1998. Since its all-time high on July 20, 1998, Italy's stock market was even more unpleasant and hostile for many investors than even Wall Street was as it went down by roughly 36% during this time.

   However, after October 5,1998, Italy's stock market rebounded approximately 24% on the coattails of the Federal Reserve Board twice reducing interest rates in the U.S. (0.25% on September 29, 1998 and October 15, 1998)(*). In addition, we think that a good measure of short covering fueled the recent rise of Italy's stock market. Other factors that helped to shore up investor confidence in the Italian market during the reporting period included Japan finally passing a banking reform program as well as interest rate cuts by Italy, Spain, Portugal, the U.K., Sweden and Canada.

   In fact, Italy's unexpectedly large, one-percentage-point, cut in its discount rate to 4% (the lowest level in over a quarter century) has increased speculation that the final Euro convergence level for key interest rates could be even lower than the 3.3% benchmark set by the securities repurchase rate in Germany and France. Italy's discount rate should continue to converge toward German levels with a further rate cut expected by year-end.

   GDP forecasts for 1998 and 1999 have been revised downwards from 2.2% to 1.7%, and from 2.5% to 2.0%, respectively. These revisions factor in a less favorable trade balance and weaker than expected domestic private

----------
(*) The Fed reduced the federal-funds rate for the third time in seven weeks on November 17, 1998, after this letter was written.


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consumption. On a positive note, inflation continues to be under 2%, wage deceleration continues and there has been no significant change in the rate of unemployment, which is slightly above 12%.

Investment Strategies

   As noted in our last shareholder letter, we employ a bottom-up approach toward stock selection. That is, we look for solid companies with strong growth prospects rather than try to define specific economic or market trends. Our belief is that good companies will thrive over the long term, regardless of the financial trend of the moment.

   In our view, Italian stock price valuations are inexpensive compared to the rest of Europe, as well as the United States. For example, Italian stocks on average are selling at 6.4 times 1999 price/cash flow, while European stocks are selling at 9.4 times price/cash flow and U.S. stocks are selling at 15.0 times price/cash flow. Over the medium term, we remain bullish on Italian stocks and believe that they continue to represent good investment opportunities.

   The defensive nature of the insurance and telecommunications sectors have led us to maintain our overweighted positions because we are unsure about future corporate earnings in 1999. Moreover, we remain underweighted in the banking industry as we continue to believe that some major Italian banks are overpriced due to excessive speculation over merger or restructuring possibilities.

   During the reporting period, we added to our position in the auto parts manufacturer Brembo Spa. The company received a major new contract from Mercedes to supply the braking systems to its S class model. We also added to our stake in Banco Popolare Commercia & Industria because of its low valuations relative to other Popolare banks.

   Moreover, a new position was established in the publishing company L'Espresso, a company which we believe will take advantage of strong advertising growth combined with an unsaturated advertising market relative to GDP compared to other European countries. Additionally, the coming of the EU on January 1, 1999 should spur greater competition, which in turn should intensify advertising spending. We also established a position in Cellular Communication International (the owner of 14.9% in Omnitel, Olivetti's and Mannesmann's cellular vehicle) as an indirect way of participating in the growth of the Italian mobile telecommunication market. Olivetti is Italy's number two mobile provider.

   In closing, thank you for your continued confidence in our investment management approach. We look forward to serving your investment needs for many years to come.


Sincerely,


/s/ Heath B. McLendon    /s/ Mario d'Urso

Heath B. McLendon        Mario d'Urso
Chairman                 President

Rein W. van der Does
Vice President and
Investment Officer

November 16, 1998

                                       2
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Take Advantage of the Fund's Dividend
Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investing puts time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A complete description of the Fund's Plan begins on page 16. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investment Services Group, Inc. ("First Data"), dividend paying agent under the Plan, will buy common stock for your account in the open market or on the New York Stock Exchange.

If First Data begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the greater of the Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data at (800) 331-1710.

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                     THE ITALY FUND'S SECTORIAL STRUCTURE(*)
                          OCTOBER 31, 1998 (unaudited)

                                   [PIE CHART]

Utilities                       1.1%
Automotive                      6.6%
Banking                        15.7%
Broadcasting                    1.7%
Construction                    1.8%
Consumer Cyclical - Textiles    1.1%
Consumer Staples - Food         3.9%
Consumer Staples - Retail       2.8%
Energy Exploration              2.1%
Energy - International         11.0%
Engineering                     1.5%
Insurance                      18.0%
Publishing                      1.8%
Miscellaneous                   0.2%
Telecommunications -
 Wireless                      10.2%
Telecommunications -
 Telephone                     18.9%


                          BCI INDEX SECTORIAL STRUCTURE
                          OCTOBER 31, 1998 (unaudited)

                                  [PIE CHART]


Utilities            0.4%
Automotive           4.6%
Banking             29.9%
Construction         1.5%
Consumer Products    2.0%
Energy              11.9%
Engineering          2.9%
Food                 1.6%
Insurance           16.0%
Miscellaneous        2.9%
Telecommunications  24.6%
Textiles             1.7%

(*) As a percentage of total investments.

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THE ITALY FUND INC.
Schedule of Investments as of October 31, 1998 (unaudited)
================================================================================

   Shares           Security                                          Value
--------------------------------------------------------------------------------
COMMON STOCK -- 98.4%
--------------------------------------------------------------------------------
Automotive -- 6.6%
     331,250  Brembo S.p.A ....................................      $ 3,527,739
   1,000,000  Pirelli S.p.A.+  ................................        2,853,044
   1,525,000  Sogefi S.p.A ....................................        3,695,559
                                                                      ----------
                                                                      10,076,342
                                                                      ----------

Banking -- 15.7%
     800,000  Banca Fideuram S.p.A ............................        4,602,960
      40,000  Banca Popolare di
               Bergamo Credito
               Varesino S.p.A.+  ..............................          827,761
     100,000  Banca Popolare
               Commercio e Industria+  ........................        1,843,492
     150,000  Banca Popolare di
               Brescia+  ......................................        3,520,983
     800,000  Banca Popolare di Milano ........................        6,271,082
     440,000  Istituto Mobiliare
               Italiano S.p.A .................................        6,760,678
                                                                      ----------
                                                                      23,826,956
                                                                      ----------
Broadcasting -- 1.7%
     400,000  Mediaset S.p.A.+  ...............................        2,537,586
                                                                      ----------

Construction -- 1.8%
     600,000  Unicem S.p.A
               di Risp NC (*)  ................................        2,809,461
                                                                      ----------

Consumer Cyclical Textiles -- 1.1%
      45,000  Gucci Group N.V. --
               NY Registered Shares ...........................        1,715,625
                                                                      ----------

Consumer Staples - Food -- 3.9%
     544,027  Autogrill S.p.A .................................        4,077,255
   1,212,000  Parmalat Finanziaria
               S.p.A.+  .......................................        1,905,760
                                                                      ----------
                                                                       5,983,015
                                                                      ----------
Consumer Staples - Retail -- 2.8%
      40,000  Industrie Natuzzi
               S.p.A. ADR .....................................      $   727,500
     500,000  La Rinascente
               S.p.A. di Risp NC (*) ..........................        2,268,275
     260,000  Recordati S.p.A .................................
               di Risp NC (*)  ................................        1,335,510
                                                                      ----------
                                                                       4,331,285
                                                                      ----------
Energy Exploration -- 2.1%
     700,000  Saipem S.p.A ....................................        3,216,176
                                                                      ----------

Energy - International -- 11.0%
   2,800,000  Ente Nazionale
               Idrocarburi S.p.A.+  ...........................       16,696,597
                                                                      ----------
Engineering -- 1.5%
     180,000  Danieli & Co.+  .................................        1,230,691
     266,750  Danieli & Co. ...................................
               di Risp NC (*)+  ...............................        1,026,945
                                                                      ----------
                                                                       2,257,636
                                                                      ----------
Insurance -- 18.0%
     495,001  Alleanza Assicurazioni
               S.p.A.+  .......................................        6,126,742
     265,000  Assicurazioni Generali
               S.p.A ..........................................        9,450,548
   2,500,000  Instituto Nazionale Delle
               Assicurazioni+ .................................        6,912,864
     425,700  Riunione Adriatica di
               Sicurta S.p.A ..................................        4,940,796
                                                                      ----------
                                                                      27,430,950
                                                                      ----------
Miscellaneous -- 0.2%
     850,000  Europa Investimenti #@  .........................          233,481
                                                                      ----------
Publishing -- 1.8%
     300,000  Gruppo Editoriale
               L'Espresso .....................................        2,665,527
                                                                      ----------

                       See Notes to Financial Statements.

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THE ITALY FUND INC.
Schedule of Investments as of October 31, 1998 (unaudited) (continued)
================================================================================

   Shares           Security                                          Value
--------------------------------------------------------------------------------

Telecommunications - Telephone -- 18.9%
   2,064,440  Telecom Italia S.p.A.+  .........................      $14,927,732
   2,724,500  Telecom Italia S.p.A
               di Risp NC (*)  ................................       13,788,390
                                                                     -----------
                                                                      28,716,122
                                                                     -----------
Telecommunications - Wireless -- 10.2%
      35,000  Cellular Communications
               International Inc.+#  ..........................        2,175,469
   1,976,000  Telecom Italia
               Mobile S.p.A ...................................       11,481,486
     500,000  Telecom Italia Mobile
               S.p.A. di Risp NC (*)  .........................        1,773,539
                                                                     -----------
                                                                      15,430,494
                                                                     -----------
Utilities -- 1.1%
     356,000  Italgas S.p.A ...................................        1,628,484
                                                                     -----------
              TOTAL COMMON
              STOCK
              (Cost -- $95,432,523)  ..........................      149,555,737
                                                                     -----------

   Face
  Amount++          Security                                          Value
--------------------------------------------------------------------------------
TIME DEPOSIT -- 1.6%
--------------------------------------------------------------------------------
4,000,000,000 Chase Manhattan,
               4.625% due 11/2/98
               (Cost -- $2,467,308)  ..........................        2,441,630
                                                                    ------------
              TOTAL INVESTMENTS
              AT VALUE -- 100%
              (Cost -- $97,899,831**)  ........................     $151,997,367
                                                                    ============

----------
  +  A portion of this security is on loan (See Note 7).
 (*) Risp NC -- Risparmio Non-Convertible (non-convertible
     savings shares).
  #  Non-income producing security.
  @  Security restricted as to re-sale (See Note 4).
 ++  Represents local currency.
(**) Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

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THE ITALY FUND INC.

Statement of Assets and Liabilities
October 31,1998 (unaudited)
================================================================================

ASSETS:
  Investments, at value (Cost -- $97,899,831) .........................  $ 151,997,367
  Foreign currency (Cost -- $2,221,430) ...............................      2,193,028
  Cash ................................................................        343,460
  Collateral for securities on loan (Note 7)  .........................     29,085,448
  Dividends and interest receivable ...................................        221,770
                                                                         -------------
  Total Assets ........................................................    183,841,073
                                                                         -------------
LIABILITIES:
  Payable for securities on loan (Note 7)  .............................    29,085,448
  Payable for securities purchased ....................................      1,500,721
  Management fees payable .............................................        112,405
  Payable for open forward foreign currency contracts (Note 8)  .......            174
  Accrued expenses ....................................................        106,441
                                                                         -------------
  Total Liabilities ...................................................     30,805,189
                                                                         -------------
Total Net Assets ......................................................  $ 153,035,884
                                                                         =============
NET ASSETS:
  Par value of capital shares .........................................  $      95,031
  Capital paid in excess of par value .................................     94,826,379
  Treasury Stock,at cost (Note 9)  ....................................        (54,151)
  Undistributed net investment income .................................      1,786,393
  Accumulated net realized gain from
    security transactions and foreign currency transactions ...........      2,307,646
  Net unrealized appreciation of investments and foreign currencies ...     54,074,586
                                                                         -------------
Total Net Assets
  (Equivalent to $16.11 a share on 9,498,989 shares of $0.01 par value outstanding; 20,000,000 shares authorized)  .......................  $ 153,035,884
                                                                         =============


                       See Notes to Financial Statements.

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THE ITALY FUND INC.

Statement of Operations
For the Nine Months Ended October 31, 1998 (unaudited)
================================================================================

INVESTMENT INCOME:
  Dividends ...........................................................  $   3,174,121
  Interest ............................................................        304,466
  Less: Foreign withholding tax .......................................       (466,352)
                                                                         -------------
  Total Investment Income .............................................      3,012,235
                                                                         -------------

EXPENSES:
  Management fees (Note 2)  ...........................................      1,129,242
  Directors' fees ......................................................        93,152
  Custody .............................................................         93,152
  Audit and legal .....................................................         52,164
  Shareholder communications ..........................................         37,261
  Shareholder and system servicing fees ...............................         35,398
  Other ...............................................................          5,501
                                                                         -------------
  Total Expenses ......................................................      1,445,870
                                                                         -------------
Net Investment Income .................................................      1,566,365
                                                                         -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain From:
    Security transactions (excluding short-term securities) ...........      8,523,182
    Foreign currency transactions .....................................        530,854
                                                                         -------------
  Net Realized Gain ...................................................      9,054,036
                                                                         -------------
  Change in Net Unrealized Appreciation of Investments
  and Foreign Currencies:
    Beginning of period ...............................................     49,316,646
    End of period .....................................................     54,074,586
                                                                         -------------
  Increase in Net Unrealized Appreciation .............................      4,757,940
                                                                         -------------
Net Gain on Investments and Foreign Currencies ........................     13,811,976
                                                                         -------------
Increase in Net Assets From Operations ................................  $  15,378,341
                                                                         =============


                       See Notes to Financial Statements.

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THE ITALY FUND INC.

                                                                                  Nine Months
                                                                                     Ended             Year
                                                                                    10/31/98          Ended
Statements of Changes in Net Assets                                               (unaudited)        1/31/98
=============================================================================================================
OPERATIONS:
  Net investment income .................................................       $  1,566,365     $   693,769
  Net realized gain .....................................................          9,054,036         737,808
  Increase in net unrealized appreciation ...............................          4,757,940      23,037,449
                                                                                ------------     -----------
  Increase in Net Assets From Operations ................................         15,378,341      24,469,026
                                                                                ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .................................................               --          (190,062)
                                                                                ------------     -----------
  Decrease in Net Assets From Distributions to Shareholders .............               --          (190,062)
                                                                                ------------     -----------
FUND SHARE TRANSACTIONS:
  Treasury stock acquired ...............................................            (54,151)           --
                                                                                ------------     -----------
  Decrease in Net Assets from Fund Share Transactions ...................            (54,151)           --
                                                                                ------------     -----------
Increase in Net Assets ..................................................         15,324,190      24,278,964

NET ASSETS:
  Beginning of period ...................................................        137,711,694     113,432,730
                                                                                ------------     -----------
  End of period(*).......................................................       $153,035,884    $137,711,694
                                                                                ============    ============
(*)Includes undistributed (overdistributed) net investment income of:  ..       $  1,786,393    $   (310,826)
                                                                                ============    ============

                       See Notes to Financial Statements.

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THE ITALY FUND INC.
Notes to Financial Statements (unaudited)
================================================================================
   1.  Significant Accounting Policies

   The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h)the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, overdistributed net investment income of $110,310 has been reclassified to paid-in capital at January 31, 1998. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

   2.  Management Agreement and
       Transactions with Affiliated Persons

   Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

   All officers (except one) and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

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THE ITALY FUND INC.
Notes to Financial Statements (unaudited) (continued)
================================================================================
   3.  Investments

   During the nine months ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $21,069,277
--------------------------------------------------------------------------------
Sales                                                                 22,054,268
================================================================================

   At October 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $57,277,743
Gross unrealized depreciation                                        (3,180,207)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $54,097,536
================================================================================

   4. Securities Valued by the Fund's Board of Directors

   One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:


                            Number of    Acquisition    10/31/98     Value Per   Percentage of
Security                     Shares         Date       Fair Value      Unit       Net Assets      Cost
--------                    ---------    -----------   ----------    --------    -------------    ----
Europa Investimenti. . . . . 850,000       7/2/91       $233,481       $0.27       0.15%       $623,396

   5.  Capital Loss Carryforwards

   At January 31, 1998, the Fund had, for Federal income tax purposes, approximately $6,216,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on January 31 of the year indicated:

                                             2002          2004           2005
                                             ----          ----           ----

Carryforward Amounts . . . . . . . . .     $1,011,000   $5,027,000      $178,000
                                           ==========   ==========      ========

   6.  Concentration of Risk

   Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

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THE ITALY FUND INC.
Notes to Financial Statements (unaudited) (continued)
================================================================================
   7.  Lending of Portfolio Securities

   The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collaterized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

   At October 31, 1998, the Fund loaned common stocks having a value of $27,628,691 and holds the following collateral for loaned securities:

Security Description                                                Value
============================================================================
Time Deposit:
  Banque Bruxelles Lambert London, 5.563% due 11/2/98            $ 1,457,348
  Banca Commerciale Italiano London, 5.594% due 11/2/98            1,457,348
  Bank of Austria, 5.563% due 11/2/98                              1,457,348
  Deutsche Bank London, 5.500% due 11/2/98                         1,457,348
  Rabobank,London, 5.594% due 11/2/98                              1,457,348
  Generale Bank, 5.563% due 11/2/98                                1,457,348
  Den Norske Bank, 5.563% due 11/2/98                              1,457,348
  Credit Commerciale London, 5.625% due 11/2/98                    1,457,348
  Credit Local de France, 5.625% due 11/2/98                       1,457,348
  Dresdner Bank 5.625% due 11/2/98                                 1,457,348
  Bayerische Landesbank, London 5.625% due 11/2/98                 1,457,348
  Citibank London, 5.781% due 11/2/98                              1,457,348
  Landesbank Hessen Thuringen 5.750% due 11/2/98                   1,457,348
  Credit Communal de Belgique, G.C., 5.375% due 11/2/98               75,085
Commercial Paper:
  General Electric Credit, 5.693% due 11/2/98                      1,456,657
  Ford Motor Credit Corp., 5.692% due 11/2/98                      1,456,657
  Trident Capital Finance Inc., 5.803% due 11/2/98                 1,456,644
  New Center Asset Trust 5.723% due 11/2/98                        1,456,653
  Associate Corp. of North American 5.723% due 11/2/98             1,456,653
  Goldman Sachs Group LP, 5.753% due 11/2/98                       1,324,227
Loan Participation:
  J & H March & McLennan Inc., 5.850% due 11/2/98                  1,457,348
----------------------------------------------------------------------------
Total                                                            $29,085,448
============================================================================

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THE ITALY FUND INC.
Notes to Financial Statements (unaudited) (continued)
================================================================================

   8.  Forward Foreign Currency Contracts

   At October 31, 1998, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rate. The unrealized loss on the contract is reflected as follows:

                     Local           Market        Settlement     Unrealized
Foreign Currency    Currency         Value           Date            Loss
================================================================================
To Sell:
Italian Lira       2,000,000       $1,220,821       11/2/98         $(174)
===============================================================================

    9.  Capital Stock

    At October 31, 1998, the Fund had 20,000,000 shares of common stock authorized with a par value of $0.01 per share.

    On October 27, 1998, the Fund commenced a share repurchase plan. As of October 31, 1998, 4, 100 shares were repurchased.

                                      13
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THE ITALY FUND INC.

Financial Highlights

================================================================================
   Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, except where otherwise noted; total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                       1998(1)         1998         1997        1996       1995       1994(2)
=============================================================================================================================
Net Asset Value,Beginning of Period. . . . . . . . .    $14.49        $11.94        $9.56       $9.82       $9.84       $8.43
                                                      --------      --------     --------     -------     -------     -------
Income (Loss) From Operations:
  Net investment income . . . . . . . . . . . . . . .     0.16          0.07         0.10        0.15        0.09        0.12
  Net realized and unrealized gain (loss) . . . . . .     1.46          2.50         2.52       (0.39)       0.06        1.72
                                                      --------      --------     --------     -------     -------     -------
Total Income (Loss) From Operations. . . . . . . . .      1.62          2.57         2.62       (0.24)       0.15        1.84
                                                      --------      --------     --------     -------     -------     -------
Dilution in NAV From Rights Offering. . . . . . . . .      --            --           --          --         --         (0.32)
                                                      --------      --------     --------     -------     -------     -------
Offering Expenses Charged to Paid-in Capital . . . .       --            --           --          --         --         (0.03)
                                                      --------      --------     --------     -------     -------     -------
Less Distributions From:
  Net investment income. . . . . . . . . . . . . . .       --          (0.02)       (0.24)      (0.02)      (0.17)      (0.07)
  Capital. . . . . . . . . . . . . . . . . . . . . .       --            --           --          --         --         (0.01)
                                                      --------      --------     --------     -------     -------     -------
Total Distributions. . . . . . . . . . . . . . . . .       --          (0.02)       (0.24)      (0.02)      (0.17)      (0.08)
                                                      --------      --------     --------     -------     -------     -------
Net Asset Value, End of Period . . . . . . . . . . .    $16.11        $14.49       $11.94       $9.56       $9.82       $9.84
                                                      ========      ========     ========     =======     =======     =======
Market Value, End of Period . . . . . . . . . . . . .  $13.500       $12.125      $10.000      $8.250      $8.750     $12.375
                                                      ========      ========     ========     =======     =======     =======
Total Return, Based on Market Value(**) . . . . . . .    11.34%++     21.53%       24.49%      (5.51)%    (27.90)%    40.54%#
                                                      ========      ========     ========     =======     =======     =======
Total Return, Based on Net Asset Value(**) . . . . .     11.18%++     21.59%       28.27%      (2.43)%     (3.68)%    33.04%
                                                      ========      ========     ========     =======     =======     =======
Net Assets, End of Period (000's) . . . . . . . . . . $153,036      $137,712     $113,433     $90,841     $93,347     $93,518
                                                      ========      ========     ========     =======     =======     =======
Ratios to Average Net Assets:

  Net investment income. . . . . . . . . . . . . . .      1.31%+       0.61%        0.97%      1.12%      0.85%       1.30%
  Expenses(3). . . . . . . . . . . . . . . . . . . .      1.21+         1.29         1.42        1.42        1.69        1.69

Portfolio Turnover Rate. . . . . . . . . . . . . . .        14%         16%         47%        58%        42%        46%

----------
(1) For the nine months ended October 31, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration,the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.

 # The total return for the year ended January 31, 1994, adjusted for the effect of the rights offering completed in January of 1994 is 45.85% (unaudited).

(**)The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan. ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

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THE ITALY FUND INC.
Quarterly Results of Operations (unaudited)
================================================================================

                                                                                        Net Realized
                                                                                       and Unrealized           Net Increase
                                                                                       Gain (Loss) on           (Decrease) in
                                      Investment            Net Investment             Investments and            Net Assets
                                        Income               Income (Loss)            Foreign Currencies        From Operations
                                   -------------------    ---------------------      --------------------      --------------------
Quarter Ended                      Total     Per Share     Total      Per Share      Total      Per Share      Total      Per Share
-------------                      -----     ---------     -----      ---------      -----      ---------      -----      ---------
April 30, 1996..................  $  176,114    $0.02    $(188,803)   $(0.02)    $ (1,589,084)   $(0.16)  $  (1,777,887)   $(0.18)
July 31, 1996...................   1,944,252     0.20    1,539,905      0.16        2,953,107      0.31       4,493,012      0.47
October 31, 1996................      57,105     0.01     (336,620)    (0.04)       3,116,522      0.33       2,779,902      0.29
January 31, 1997................     144,366     0.02      (69,967)    (0.01)      19,447,803      2.05      19,377,836      2.04
April 30, 1997..................     106,945     0.01     (238,794)    (0.03)     (11,469,551)    (1.21)    (11,708,345)    (1.24)
July 31, 1997...................   1,945,510     0.20    1,591,023      0.17        8,346,576      0.88       9,937,599      1.05
October 31, 1997................      18,406     0.00     (364,305)    (0.04)       5,549,880      0.59       5,185,575      0.55
January 31, 1998................      79,657     0.01     (294,155)    (0.03)      21,348,352      2.24      21,054,197      2.21
April 30, 1998..................     146,182     0.02     (326,512)    (0.03)      25,944,182      2.73      25,617,670      2.70
July 31, 1998...................   2,658,231     0.28    2,148,071      0.23        5,682,751      0.60       7,830,822      0.82
October 31, 1998................     207,822     0.02     (255,194)    (0.03)     (17,814,957)    (1.87)    (18,070,151)    (1.90)

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THE ITALY FUND INC.
Dividend Reinvestment and Cash Purchase Plan (unaudited)
===============================================================================

   Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"),a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as dividend-paying agent under the Plan, unless the shareholder informs First Data that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"),which holds shares for others (that is,in "street name"),may be reinvested by the Nominee in additional shares under the Plan,but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

   The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or
(ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time,or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere,as soon as practicable after the record date for the dividend or distribution,until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally,if the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, First Data is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or (b) 95% of the then current market price.

   Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

   Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will,however,bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

   The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received,on the dividend payment date,a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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THE ITALY FUND INC.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
================================================================================

   A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data no less than 10 days before any dividend or distribution record date. Otherwise,the termination will be effective, with respect to any subsequent dividends or distributions,on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

    Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                              --------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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                              THE ITALY FUND INC.



INVESTMENT MANAGER AND             OFFICERS
ADMINISTRATOR                      Heath B. McLendon
Mutual Management Corp.              Chairman of the Board
388 Greenwich Street
New York, New York 10013           Mario d'Urso
                                     President

ADVISORY BOARD                      Lewis E. Daidone
Andrea Farace                        Senior Vice President
Pierre Henchoz                       and Treasurer
Dott. Pietro Manes
                                   Rein W. van der Does
                                     Vice President
DIRECTORS                            and Investment Officer
Heath B. McLendon
Paolo M. Cucchi                    Irving P. David
Alessandro C. di Montezemolo         Controller
Dr. Paul R. Hardin
George M. Pavia                    Christina T. Sydor
Mario d'Urso                         Secretary
James J. Crisona, Emeritus

                                      18
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THE ITALY FUND INC.
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--------------------------------------------------------------------------------

QUARTERLY
REPORT
October 31, 1998



This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus,circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives,the characteristics and quality of the Fund's investments,the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

  THE ITALY FUND INC.
 388 Greenwich Street
NEW YORK, NEW YORK 10013
    (212) 816-6082
    FD01045 12/98